August 2021 Company Presentation Exhibit 99.1

Forward-Looking Statements Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the impact of the COVID-19 pandemic, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 24, 2021 with the Securities and Exchange Commission (“SEC”), Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021, and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. We may provide public guidance on our expected operating and financial results for future periods. Any such guidance will be comprised of forward-looking statements subject to the risks and uncertainties described in our public filings and public statements. Fluctuations in our quarterly operating results may cause those results to fall below our financial guidance or other projections, or the expectations of analysts or investors. Fluctuations in our results could cause a number of problems. For example, the price of our common stock may decline, analysts or investors may change their models for valuing our common stock, we could experience short-term liquidity issues, our ability to retain or attract key personnel may diminish, and other unanticipated issues may arise. You should not rely on the results of any given quarter as an indication of future performance. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation.

Forward-Looking Statements, cont. Market & Industry Data This presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs.

Executive Summary

Charah Solutions, Inc.



Charah is a leading provider of environmental solutions, maintenance & technical services and environmental risk transfer services to the power generation industry

Company Snapshot

National Scale

- Presence in 20+ states
- 40+ Coal-Fired Power Plants served
- Nearly 40 MultiSource™ Materials Network Locations, a unique distribution system with international sourcing and distribution facilities

Financial Highlights

- $260 - $300 million 2021 Guidance Revenue
- ($5) - $0 million 2021 Guidance Net Loss attrib. to Charah Solutions Inc.
- $35-$40 million 2021 Guidance Adjusted EBITDA[1]
- $33-$38 million 2021 Guidance Adjusted Free Cash Flow[1]

Long-Term Relationships with Utility Companies

AEP Energy (An AEP Company), Ameren, Entergy, Dominion Energy, Duke Energy, LG&E, nrg, Southern Company, Vistra Energy

Remediation & Compliance Services



Ash pond and landfill design, closure & remediation and recycling & selling of coal ash



Primary Growth Area

Byproduct Sales



Sales and marketing of coal ash as an environmentally-sustainable replacement for Portland Cement



Environmentally Compelling Infrastructure Opportunity

Fossil Services



Recurring, routine operations at coal-fired power plants



Recurring & Mission Critical

Environmental Risk Transfer



Elimination of utilities' environmental liabilities for decommissioned generating assets



Significant Market Opportunity

[1] The forward-looking measures of 2021 Adjusted EBITDA and 2021 Adjusted free cash flow are non-GAAP financial measures that cannot be reconciled to net income attributable to Charah Solutions, Inc. and cash flows from operating activities, respectively, as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures

Charah Solutions 5

Charah’s Value Proposition Liability Management / Outsourcing Compelling Value Proposition to Customers Liabilities remain with the utility well after a plant closure (resulting in continued need for CCR management services). Closures do not impact demand for CCR management Overwhelmingly Positive Industry Response to Technology Initiatives Regulatory and Public Policy Trends Driving Customer Needs Industry leader in ash excavation History of solving customers’ most complex environmental challenges Exceptional quality, safety and compliance record Favorable market dynamics and regulatory trends Commitment to reducing greenhouse gas emissions for a cleaner energy future Beneficial result is applied when relevant Ability to manage environmental liabilities for utilities who are not in the business of doing this work for themselves National scale and footprint to service customer needs Strong Track Record Drives Consistent Demand from Customers that Require Reliable Service Mission Critical Liability Dynamics and Framework Drive CCR Management Demand Tremendous Market Opportunity

Unmatched Breadth of Remediation, Compliance and Maintenance Services



Charah provides a broad suite of solutions for its customers' most complex environmental challenges and mission critical needs

Remediation & Compliance Services

Ash/Gypsum Pond Management

- Environmental Management
- Design
- Construction
- Excavation
- Closure by Removal
- Cap in Place
- Pond Conversions
- EnviroDitch®

Landfill Construction & Management

- Environmental Management
- Site Studies
- Design
- Permitting
- Construction
- Certification
- Closure
- Engineered Fills (Offsite)

Byproduct Sales

SCMs Sales & Marketing

- Fly Ash Sales
- EnviroSource™ Fly Ash Beneficiation
- Multipozz Pozzolan
- Bottom Ash Sales
- Gypsum Sales
- IGCC Slag Sales
- Terminal Operations
- Kiln Feed Product Sales
- Delivery
- Logistics

International Raw Materials Sales & Services

- Industrial Raw Materials
- Cement Manufacturing Materials
- Transportation & Logistics Management
- Inventory Management
- Materials Handling

Fossil Services

CCR Landfill Operations

- Fly Ash Disposal
- Bottom Ash Disposal
- FGD Gypsum Disposal
- FSS / Pozatec Disposal
- FBC Ash Disposal

Utility Support Services

- Limestone Grinding
- Silo O&M
- Ash Transportation
- FGD and WWTS O&M
- Leachate Disposal
- OTR Hauling
- DBO Projects
- Coal Handling

Environmental Risk Transfer

Environmental Risk Transfer

- Insured Risk Transfer
- Decommission Assets
- Site Remediation
- SCMs Sales & Marketing
- Site Redevelopment

Charah Solutions | 7

Charah’s Key Differentiators Scope of Services Broad – Only service provider offering a suite of coal combustion residual (“CCR”) management and recycling, environmental remediation, byproduct sales and environmental risk transfer (ERT) Traditional Service Providers: Narrow, limited, general (no CCR expertise) Technology Innovation Cost effective, scalable, modular – Strategic focus enabling more deeply embedded customer relationships Traditional Service Providers: Capital intensive, high throughput required to be economic Geographic Reach National Scale – Operate in over 20 states at 40+ plants; long-term relationships with leading utility companies and independent power producers Traditional Service Providers: Localized, focused on single area or even single plant Operating Track Record Unparalleled – Exceptional quality, safety and compliance record with a 30-year domain knowledge base Traditional Service Providers: Shorter, more variable

Multiple, Tangible Avenues for Growth…



Multiple avenues for Charah's driven and experienced management team to deliver continued expansion and to accelerate growth

Growth of Addressable Market

- ✓ Market for fly ash expected to grow consistently through 2033[(1)]
- ✓ Environmental pressure on fossil generation facilities increases the likelihood of early decommissioning, decreasing the new supply of high-value byproducts
- ✓ States becoming increasingly prescriptive beyond scope of EPA guidance
- ✓ Recent settlements by large utilities pull forward, increasing spend on remediation in the near-term

Estimated 1,000+ Ash Ponds and Landfills Require EPA-Mandated Closure or Remediation [2]



90%+
Still require closure or remediation
$75B+
Total Market
<10%
Closed or remediated in last 5 years

Increase Market Share

- ✓ Disciplined bid strategy translating into continued market share increase in 2021
- ✓ Business development investments leading to larger pipeline
- ✓ Capitalizing on reputation and safety record
- ✓ High renewal rates in Fossil Services serving as a steady base for market share expansion
- ✓ Leverage competitive advantages of ERT platform
- ✓ Decrease over time in production of spec fly ash from operating coal-burning plants should increase EnviroSource opportunities

Environmental Risk Transfer

- ✓ Robust and actionable pipeline of near- and mid-term opportunities
- ✓ Fragmented landscape provides ample potential ERT opportunities (specifically within shutdown and decommissioning space)
- ✓ Growing opportunity set as more electric utilities announce coal plant closures in connection with announced ESG strategies / regulatory requirements
- ✓ No other competitor maintains the technical know-how, risk tolerance or integrated servicing required to take on such complex projects

Introduce New Services / Technologies

- ✓ Business scale allows Charah to bundle customer services, providing significant competitive advantage
- ✓ Proprietary EnviroSource™ technology fostering positive tailwinds
- ✓ EnviroSource™ converts non-spec to spec ash for beneficial reuse; responsive to growing demand for fly ash substitute for Portland cement

EnviroSource™ Thermal Beneficiation



International Expansion

- ✓ Coal-fired plant operators abroad face the same challenges as in the U.S.
- ✓ Conversations are underway with current and new international market participants (for beneficiation)
- ✓ Currently sourcing byproducts abroad for sale in the U.S.

Global Footprint



Ship material from:
- *Japan*
- *Guyana*
- *Greece*
- *Dominican Republic*
- *Brazil*
- *France*
- *Australia*

Ship material to:
- *United States*
- *Canada*
- *Colombia*

(1) *American Coal Ash Association*
(2) *www.EPA.gov – November 2, 2018; Management Estimates*

Charah Solutions | 9

… With a Compelling Project Backlog … Charah’s robust backlog underpins strong future financial performance Overview Charah has a strong and growing backlog of projects with a diversified group of blue-chip utilities and other customers across its four operating categories that supports strong Revenue and Gross Profit performance for many years In 2020, Charah won approximately $715 million in new awards, the largest in the Company’s history As of August 9, 2021, the Company has achieved $685 million of new project awards signifying a continuation of record momentum achieved in 2020 with expectations to significantly exceed 2020 Based upon pending proposals and visibility into additional near-to-medium term opportunities, the Company believes it is well-positioned to capture a significant portion of the large and growing addressable market

Key Investment Highlights



Charah is the foremost provider of mission-critical CCR management solutions in a large and growing addressable market

1 Industry-Leading Platform Providing Mission-Critical Non-Discretionary Services

- The competitive landscape is comprised largely of local / regional providers that lack Charah's nationwide scale and cannot offer the geographic coverage or single-source, turnkey suite of services across coal ash remediation, management, byproduct sales or maintenance
- Difficult to replicate density across more than 20 states in key U.S. markets (Southeast and Midwest)
- Consistent revenues driven by regulatory requirements and aging fleet of coal-fired generation facilities with increasing maintenance needs
- Exceptional track record of safety and performance has established Charah as the "go-to" provider

2 Highly-Attractive Industry Dynamics

- Estimated $75 billion+ opportunity in coal ash remediation, with <10% of necessary spend yet realized [1]
- Accelerating focus among federal and state regulators and stakeholders to support investments in green initiatives, including the decarbonization of the U.S. electrical grid and remediation of associated sites / facilities
- Increasing dislocation between supply and demand for fly ash and other byproducts
- The U.S. Environmental Protection Agency has estimated that coal-fired utilities spend approximately $2.9 billion on coal ash management

3 Entrenched Relationships with Blue-Chip Customers

- Long-term, embedded customer relationships, in some cases spanning more than 20 years, with the most prominent U.S. electric utilities, with operations in over 20 states across more than 40 customer sites
- 12 of Charah's top 20 customers have investment grade credit ratings

4 Multiple Avenues for Growth

- Further expanding wallet share among core customers (e.g., Duke Energy, Dominion and Southern Company)
- Expanding service offerings through recent deployment of proprietary beneficiation technology (EnviroSource™)
- Pursuit of additional ERT opportunities underpinned by the recent success of the Gibbons Creek acquisition
- Opportunities for expansion abroad, especially in geographies where Charah has already established a byproduct sales outpost

5 Highly Visible, Recurring Revenues With a Growing Backlog and Pipeline

- Building off record momentum achieved in 2020 with $715 million of new contracted project awards, the Company has successfully achieved new contracted project awards totaling $685 million YTD as of August 9, 2021.
- Based upon its pending proposals and visibility into additional near-to-medium term opportunities, the Company believes it is well-positioned to capture a significant portion of the large and growing addressable market
- Highly-scalable G&A and low CapEx requirements support improving EBITDA margins and FCF conversion

6 Improving Credit Profile Supported by Meaningful Deleveraging

- Stable and growing revenue generation underpinned by the Company's backlog coupled with highly-scalable G&A and low ongoing CapEx requirements supports rapid deleveraging through EBITDA expansion and debt repayment
- Public equity investors increasingly pursuing investments in companies such as Charah that meet ESG exposure targets will provide meaningful equity value coverage beneath the Notes

7 Best-in-Class Management Team

- Led by a strong executive leadership team in Scott Sewell (CEO) and Roger Shannon (CFO), Charah's industry veterans are focused on driving best-in-class financial performance and growth for the Company
- Experienced mid-level field management team poised to take advantage of near-term market opportunities

(1) www.EPA.gov – November 2, 2018; Management estimates

Charah Solutions | 11

Company Overview

Unmatched Scale and Reach Charah’s national footprint and leading presence in key U.S. markets is a difficult to replicate competitive advantage Site Coverage Employees and equipment co-located and integrated into the daily operations at customer sites On-site presence increases efficiency of recurring daily operations, creating scope expansion opportunities Results in long-term, direct relationships with key decision makers at every level of the utility Service Area(1) Corporate Charah Location Difficult to Replicate Service Coverage Area Charah Locations: 57 States in Service Area: 20+

Expertise Built Over Decades with Consistent Revenue Growth



Track record of successful relationships with long term utility customers since founding in 1987

Timeline

1987
- Charah founded

1992
- Charah begins providing CCR management services

2000
- Charah drives regional growth through expanding its base of customers and facilities

2007
- Charah begins its first beneficial use project utilizing CCRs as highly-engineered structural fill for the Asheville Regional Airport

2008
- The largest coal ash pond spill in U.S. history occurs at the TVA's Kingston Fossil Plant, bringing coal ash into the national spotlight

2014
- Duke Energy hires Charah to manage the Dan River spill, garnering national attention

2015
- The EPA issues its final rule classifying CCRs as non-hazardous waste under Subtitle D of the RCRA

2017
- Charah is sold to Bernhard Capital Partners

2018
- Charah Solutions, Inc. is formed through a combination of Charah and Allied Power, which IPOs on the NYSE
- SCB Acquisition

2019
- Scott Sewell appointed President and Chief Executive Officer in January 2019

2020
- Wins record $715 million of new contract awards
- Divests Allied Power for $40 million

2021
- YTD 8/9/21 new contract awards of $685 million
- Expands ERT opportunity with Gibbons Creek acquisition
- Avon Lake ERT project announced in July

Predictable and Steady Track Record of Revenue Growth

($ in millions)



2008A-2021G CAGR: 15%
$54
$68
$94
$104
$112
$118
$218
$265
$285
$400
$245
$232
$300
$260
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021G¹

(1) 2021G reflects the Company's 2021 Revenue Guidance range of $260-$300 million.

Charah Solutions | 14

Byproduct Sales Distribution Network

Charah supplies material from its MultiSource® materials network of locations around the United States

Byproduct Sales Distribution Network

MultiSource Materials Network



- ✓ ***Nationwide Ready-Mix Customers***
- ✓ ***Ship to 27 States, Canada & Mexico***

Transportation Modalities

Truck to local customers and from terminals in ~150-mile radius

Rail to out-of-market and direct customers using Charah fleet of PD and Bottom Dump cars

Waterborne direct to terminals on rivers, East Coast and Gulf Coast ports

Large End User Relationships

Largest end users include:

ARGOS, CEMEX, ernst concrete, imi Irving Materials, Inc., LafargeHolcim, MineralTech, SRM Concrete, Titan Concrete Inc

International Business

Ship millions of tons of imported beneficial reuse materials into the U.S.

Combination of recycled materials (industrial slags, fly ash) and raw materials (bauxite, clay, gypsum)

Ocean vessels, mid-stream vessels, barges, land logistics

Ship material from Japan, Guyana, Greece, Dominican Republic, Brazil, France and to U.S., Canada, and Colombia

Beneficial Use of CCPs on the Rise

Growing demand and regulatory momentum for beneficial reuse of fly-ash, driving resilient pricing and demand

Overview

- Coal combustion products ("CCPs") beneficial use is increasing despite coal-fired generation plant closures during last 10 years
- Growing regional supply / demand imbalance creates economic case for transporting fly ash across state and national borders for use in high need areas

Regulatory Environment

- Regulatory environment on CCRs is rapidly changing as the EPA and states become prescriptive in their means and methods of coal ash remediation and beneficiation
- Charah will be at the forefront of helping utilities with coal ash exposure meet their regulatory remediation requirements
- Beneficial reuse of coal ash improves concrete quality and eliminates the need to landfill the waste material

Charah Solutions | 15

Unmatched Safety and Service Record



Charah's leading environmental and safety compliance record is a critical factor to winning contracts and maintaining long-term customer relationships

Incident rate is less than half of the national average for common work classification

Five-year average TRIR[1] of 0.59, which is well below the industry average[2]

All site managers required to complete an OSHA 30-hour Safety Training class

Strong Safety Culture and Results

- Charah operates under the strictest safety standards
- All employees receive comprehensive training
- In-house team of environmental, health, and safety experts, unmatched by smaller regional players
- Utilities prioritize service quality over price, which can be passed through to rate payers
- Developed trusted relationships and credibility with regulatory agencies over the past 30+ years

Safety Record: 2020 Key Stats

Stats	Charah
Man Hours	~1.19 million
OSHA Recordable Incidents	0
Lost Time (hours)	0
TRIR	**0.36**

Safety Record: TRIR Over Time[1]


Industry Average(2) = 3.1
1.04
0.57
0.53
0.46
0.36
2016
2017
2018
2019
2020
5-Year Average(1): 0.59

(1) Includes Charah only for 2016 - Q2 2017, Charah and Allied Power combined for Q3 2017 – 2019 and Charah only for 2020
(2) Industry average for remediation services per the U.S. Bureau of Labor Statistics

16

Strong Industry Dynamics

Favorable Industry Trends…







Charah is well positioned for the future to leverage existing capabilities, technology and customer relationships to provide vertically integrated offerings to some of the largest utilities and industrial customers in the country

Remediation and Compliance Services

- Estimated 1.5 billion tons[3] of coal ash stored at over 1,000 U.S. ash ponds and landfills – presents a $75 billion dollar opportunity for coal ash remediation
- Despite limited new construction and recent closures of coal-fired plants, the liability and need to remediate exists long after operations cease
- EPA and state regulators continue to tighten regulation and mandate additional remediation work or closures of ash ponds and landfills

Estimated Market Opportunity[3,4]

1.5billion tons → **$75billion+**

of coal ash stored in 1,000+ ash ponds & landfills

total estimated coal ash remediation opportunity

Ash Management

- Relates to mission-critical handling and disposal of coal ash generated from ongoing plant operations
- Electric power generation from coal is expected to remain steady through 2033
- If the retirement of existing coal-fired plants is accelerated, the reduced volume of fresh coal ash being produced will be offset by growth in the market for recovering valuable materials from reclaimed pond and landfills of closed sites

Favorable Market Characteristics

$2.9billion+[5]
estimated annual spend on coal ash management

Only 2-3 days[4]
of on-site storage typical for coal ash at power plants

In excess of 100 million+ tons[3]
of coal ash generated annually

Byproduct Sales

- CCP ("Coal Combustion Products") in the form of fly ash, synthetic gypsum, bottom ash and boiler slag all have desirable beneficial-use markets
- $1 billion annual market projected to grow modestly for the next 20 years due to resilient demand for CCPs [3]
- At the same time, the percentage of ash used "beneficially" is most likely to increase due to the maturation of recycled markets

Total Historical CCPs Production and Use[(1)]


All CCPs (Millions of Short Tons)
150
100
50
0
80%
60%
40%
20%
0%
Percent Used
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Produced
Used
Percent Used

Plant Maintenance Services

- Fossil plants (i.e., coal-fired) are experiencing rising O&M expenses, which is a significant contributing factor to the retirement of plants

O&M Expenses by Source[(2)]


$8
$7
$6
$5
$4
$3
$2
$1
$0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Fossil Steam
Hydro-electric
Gas Turbine and Small Scale

(1) Source: American Coal Ash Association, June 2021
(2) Source: U.S. Energy Information Administration
(3) Source: American Coal Ash Association
(4) Management estimates
(5) Source: Environmental Protection Agency

Charah Solutions | 18

…Bolstered by Tightening Regulatory Environment



Increased regulation supports continued growth of the addressable market, even as operators mitigate existing liabilities

Regulatory Environment Overview

- Recent legal, regulatory, and environmental/political developments suggest the coal ash remediation market will increase in the near future
- Utilities are under increasing pressure to manage coal plant byproducts in ways that do not harm the environment and to clean close legacy ash ponds that present a significant environmental burden
- EPA currently has mandates in place that require closure or remediation for ~1,000 ash ponds and landfills nationwide, with more state and federal boards likely to mandate additional clean closure of ash ponds, landfills, and lining of new landfills in the near-term
- Increased attention is focused on coal ash ponds and remediation of existing facilities in the wake of various environmental disasters resulting from ash pond spills


90%+
Still require closure or remediation
<10%
Closed or remediated in last 5 years

Estimated 1,000+ Ash Ponds and Landfills Require EPA-Mandated Closure or Remediation[2]

Select Recent Regulatory / Legislative Timeline

Federal	**July 29, 2019 – EPA released proposed amendments to 2015 CCR regulations** ▪ Proposed to replace pond size criteria with location-based criteria ▪ Comment period began	**November 4, 2019 – EPA proposed revisions to 2015 rule** ▪ Clay-lined surface impoundments were re-classified from "lined' to "unlined" ▪ Brought forward deadline for unlined or failing CCR units to stop receiving coal ash and initiate closure to August 31, 2020	**February 19, 2020 – EPA Announced Final Proposed Revision to 2015 Rule** ▪ Changes the method of reclamation for hundreds of ash impoundments that were lined with clay soils, claiming a liner in their basis for closure in place ▪ Expedited the ceasing of these CCR impoundments from October to August 2020
State	**October 28, 2019 – ALJ[1] ruled in favor of North Carolina DEQ in utility appeal of DEQ's coal ash closure decisions** ▪ DEQ provided adequate notice to issuing the April 1, 2019 closure election decision ▪ DEQ properly limited utility to filing a single closure plan for each coal ash impoundment	**January 25, 2020 – Duke Energy, North Carolina Regulators & Community Groups Reach Agreement** ▪ Ends coal ash closure debate and provides clarity on timing of closures ▪ Duke Energy estimated the total discounted cost to permanently close all ash basins in the Carolinas to be ~$8.5 billion	**April 29,2021 - The Consumers and Climate First Act introduced in the Illinois General Assembly** ▪ Phase out coal-fired power by 2030 and natural gas-fired power by 2045 through declining caps on greenhouse gas emissions and an $8/ton ton carbon price, with a 3% / yr. escalator, on carbon emissions from fossil fuel-fired units

(1) Administrative law judge presiding over the appeal in North Carolina
(2) www.EPA.gov – November 2, 2018; Management Estimates

Charah Solutions | 19

Charah is an industry leader in ash remediation and other compliance services to coal-fired power plants and will emerge as a beneficiary of rising expenditure for such services According to Research and Markets, the environmental remediation and compliance services market is expected to reach $32 billion by 2026 which provides Charah with an ever-increasing total addressable market While the shifting focus to clean energy will decrease demand for ongoing site fossil services provided by Charah, it will simultaneously further boost demand for remediation and decommissioning services According to the EIA, there are plans to retire ~17 gigawatts of coal-fired plants from 2021 to 2025, after which time, ~200 gigawatts will remain Charah’s domain expertise, quality service and environmental standards position the Company with significant competitive advantages to take advantage of these opportunities …With Favorable Trends in Core Segments The $75 billion environmental remediation and compliance services market – the Company’s core focus area – provides long-term strategic solution and service opportunities Historical & Future Power Plant Capacity: 2000 – 2030 (Gigawatts) Source: Company materials, Energy Information Association, S&P Market Intelligence

Financial Summary

2021 Guidance   Guidance Revenue $260 - $300 Net loss attributable to Charah Solutions, Inc. ($5) - $0 Adjusted EBITDA1 $35 - $40 Adjusted Free cash flow1 $34 - $38 ($ in millions) Results for the second half of this year should benefit from an increased contribution from our Gibbons Creek ERT project relative to the first half of the year. Another driver of second half results is the continued ramping of recent new awards, including the large remediation and compliance projects. In addition, we expect to see improvement in certain ongoing projects that experienced adverse weather or other issues in the first half of the year. Based on our results year to date and our current expectations for the second half of the year, we are reaffirming our 2021 outlook, initially provided on March 24, 2021, as follows: The forward-looking measures of 2021 Adjusted EBITDA and 2021 Adjusted free cash flow are non-GAAP financial measures that cannot be reconciled to net income attributable to Charah Solutions, Inc. and cash flows from operating activities, respectively, as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures. The 2021 guidance presented above and elsewhere in this presentation are derived from our internal records and are based on the most current information available to management. Any events including, among others, changes in general industry and market conditions, economic conditions and governmental and public policy, could cause actual future performance, outcomes, results and financial information to vary from management’s expectations. The assumptions and estimates underlying the 2021 guidance presented above are inherently uncertain and, although we consider them reasonable as of the date of this prospectus, they are subject to a wide variety of risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information and we can give no assurance they will be correct.

Historical Financial Summary Revenue (1) Adj. EBITDA & Margin (1) Adj. Free Cash Flow (2) CapEx Source: Company information and public filings Represents amounts from continuing operations only (2) We define Adjusted free cash flow as cash flows from operating activities, cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment, less cash used for capital expenditures ($ in millions) ($ in millions) ($ in millions) ($ in millions)

Non-GAAP Reconciliation
Adjusted EBITDA and Adjusted EBITDA Margin



Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. We define Adjusted EBITDA as net earnings attributable to Charah Solutions, Inc. before income from discontinued operations, net of tax, loss on extinguishment of debt, impairment expense, gain on change in contingent payment liability, interest expense, net, income taxes, depreciation and amortization, equity-based compensation and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure.

The following represents a reconciliation of net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
	(in thousands)			
Net loss attributable to Charah Solutions, Inc.	$ (4,166)	$ (3,536)	$ (5,453)	$ (17,786)
Income from discontinued operations, net of tax	—	(3,777)	—	(6,820)
Interest expense, net[(1)]	3,314	4,055	6,549	6,914
Loss on extinguishment of debt	—	—	—	8,603
Income tax expense	72	—	229	—
Depreciation and amortization[(1)]	6,169	6,538	12,315	12,864
Equity-based compensation[(1)]	699	530	998	1,255
Impairment expense	127	—	127	—
Transaction-related expenses and other items[(1)(2)]	277	434	1,247	652
Adjusted EBITDA	$ 6,492	$ 4,244	$ 16,012	$ 5,682
Adjusted EBITDA margin[(3)]	10.2 %	8.1 %	13.8 %	5.5 %

1. Represents amounts for continuing operations only.
2. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.
3. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability.

Charah Solutions | 24

Non-GAAP Reconciliation

Adjusted EBITDA and Adjusted EBITDA Margin



Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. We define Adjusted EBITDA as net earnings attributable to Charah Solutions, Inc. before income from discontinued operations, net of tax, loss on extinguishment of debt, impairment expense, gain on change in contingent payment liability, interest expense, net, income taxes, depreciation and amortization, equity-based compensation and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure.

The following represents a reconciliation of net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA

	Year Ended December 31,		
	2020	2019	2018
	(in thousands)		
Net loss attributable to Charah Solutions, Inc.	$ (55,863)	$ (42,058)	$ (8,902)
Discontinued operations	(8,883)	(7,105)	20,268
Interest expense, net[1]	13,774	14,624	30,282
Loss on extinguishment of debt	8,603	—	—
Impairment expense	44,572	—	—
Gain on change in contingent payment liability	(9,702)	—	—
Income tax (benefit) expense[1]	(914)	4,190	4,022
Depreciation and amortization[1]	19,131	22,846	42,232
Equity-based compensation[1]	2,394	2,414	1,471
Brickhaven contract deemed termination revenue reversal	—	10,000	—
Transaction-related expenses and other items[1] [2]	1,130	3,458	1,015
Adjusted EBITDA	$ 14,242	$ 8,369	$ 90,388
Adjusted EBITDA margin[3]	6.1 %	3.4 %	22.5 %

1. Represents amounts for continuing operations only.
2. Represents expenses associated with the Amendment to the Credit Facility, severance costs and other miscellaneous items.
3. Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability.

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Non-GAAP Reconciliation Adjusted EBITDA for the Twelve and Six Months Ended June 30, 2021 Six Months Ended June 30, 2021 Twelve Months Ended December 31, 2020 Six Months Ended June 30, 2020 Twelve Months Ended June 30, 2021 (in thousands) Net loss attributable to Charah Solutions, Inc. $ (5,453) $ (55,863) $ (17,786) $ (43,530) Income from discontinued operations, net of tax — (8,883) (6,820) (2,063) Interest expense, net(1) 6,549 13,774 6,914 13,409 Loss on extinguishment of debt — 8,603 8,603 — Impairment expense 127 44,572 — 44,699 Gain on change in contingent liability payment — (9,702) — (9,702) Income tax expense (benefit) 229 (914) — (685) Depreciation and amortization(1) 12,315 19,131 12,864 18,582 Equity-based compensation(1) 998 2,394 1,255 2,137 Transaction-related expenses and other items(1)(2) 1,247 1,130 652 1,725 Adjusted EBITDA $ 16,012 $ 14,242 $ 5,682 $ 24,572 Represents amounts for continuing operations only. Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.

Non-GAAP Reconciliation Adjusted Net Loss and Adjusted Loss Per Basic/Diluted Share Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share are non-GAAP financial measures. We define Adjusted net loss attributable to common stockholders as net loss attributable to common stockholders less, on a post-tax basis, income from discontinued operations, net of tax and plus, on a post-tax basis, loss on extinguishment of debt, impairment expense and transaction-related expenses and other items. Adjusted loss per basic/diluted share is based on Adjusted net loss attributable to common stockholders. The following represents a reconciliation of net loss attributable to common stockholders, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share. Three Months Ended Six Months Ended June 30, June 30, 2021 2020 2021 2020 Net loss attributable to common stockholders $ (6,462) $ (4,561) $ (9,963) $ (18,922) Income from discontinued operations, net of tax — (3,777) — (6,820) Income tax expense 72 — 229 — Loss on extinguishment of debt — — — 8,603 Impairment expense 127 — 127 — Transaction-related expenses and other items(1) 284 434 1,247 652 Adjusted loss before income taxes attributable to common stockholders $ (5,986) $ (7,904) $ (8,360) $ (16,487) Adjusted income tax expense(2) 105 — 372 — Adjusted net loss attributable to common stockholders $ (6,084) $ (7,904) $ (8,732) $ (16,487) Weighted-average shares outstanding used in loss per common share(3) Basic 30,450 29,927 30,282 29,785 Diluted 30,450 29,927 30,282 29,785 Adjusted loss per basic share $ (0.20) $ (0.26) $ (0.29) $ (0.55) Adjusted loss per diluted share $ (0.20) $ (0.26) $ (0.29) $ (0.55) Represents amounts for continuing operations only and is related to expenses associated with the Amendment to the Credit Facility and other miscellaneous items. Represents the effective tax rate of 1.8% and 0.0% for the three months ended June 30, 2021 and 2020, respectively, and 4.4% and 0.0% for the six months ended June 30, 2021 and 2020, respectively, multiplied by adjusted loss before income taxes attributable to common stockholders. As a result of the net loss per share for the three and six months ended June 30, 2021 and 2020, the inclusion of all potentially dilutive shares would be anti-dilutive. Therefore, dilutive shares of 12,018 and 10,884 were excluded from the computation of the weighted-average shares for diluted net loss per share for the three months ended June 30, 2021 and 2020, respectively, and dilutive shares of 11,903 and 6,947 were excluded from the computation of the weighted-average shares for diluted net loss per share for the six months ended June 30, 2021 and 2020, respectively.

Non-GAAP Reconciliation Adjusted Free Cash Flow We define Adjusted free cash flow as cash flows from operating activities, cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment, less cash used for capital expenditures. We include cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment and exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider Adjusted free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure. The following represents a reconciliation of net cash (used in) provided by operating activities, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted free cash flow. The presentation of Adjusted free cash flow is not meant to be considered in isolation or as an alternative to net cash (used in) provided by operating activities as a measure of liquidity. Three Months Ended Six Months Ended June 30, June 30, 2021 2020 2021 2020 Net cash (used in) provided by operating activities $ (3,824) $ 27,548 $ 10,242 $ 9,228 Cash and restricted cash received from ERT transaction — — 34,900 — Proceeds from the sales of property and equipment 3,786 141 4,232 155 Capital expenditures: Maintenance and growth (413) (405) (1,799) (1,287) Land improvements (882) — (1,030) — Technology — (15) — (317) Total capital expenditures (1,295) (420) (2,829) (1,604) Adjusted free cash flow $ (1,333) $ 27,269 $ 46,545 $ 7,779

Non-GAAP Reconciliation Adjusted Free Cash Flow We define Adjusted free cash flow as cash flows from operating activities, cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment, less cash used for capital expenditures. We include cash and restricted cash received from ERT transactions and proceeds from the sales of property and equipment and exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider Adjusted free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure. The following represents a reconciliation of net cash (used in) provided by operating activities, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted free cash flow. The presentation of Adjusted free cash flow is not meant to be considered in isolation or as an alternative to net cash (used in) provided by operating activities as a measure of liquidity. Year Ended December 31, 2020 2019 2018 (in thousands) Net cash provided by (used in) operating activities $ 12,522 $ 68,653 $ (13,633) Proceeds from sales of property and equipment 8,517 2,312 1,682 Capital expenditures, net of proceeds: Maintenance and growth (3,987) (10,830) (19,161) Technology (317) (7,241) (2,875) Total capital expenditures (4,304) (18,071) (22,036) Free cash flow $ 16,735 $ 52,894 $ (33,987)

Appendix

Environmental Risk Transfer Services Key Differentiators Single-source service provider of scale Significant financial resources to support ERT transactions Ability to provide turnkey solutions that include robust remediation and site repurposing plans Proven project management expertise Unmatched depth and breadth of service capabilities Complete transfer of utilities’ post-closure environmental liabilities Management of the entire project from site purchase to remediation and re-development Remediation of the CCR ponds and landfills Marketing of CCPs Demolition services to bring down power plant structures and perform asbestos abatement Third party environmental services to perform due diligence prior to legal transfer of property Insurance relationships to assist with the assessment of risk, and utilize best methods to maximize insurance protection Design engineering for site remediation and third party CQA / CQC testing services Assess site re-development potential and help manage the re-development process in an environmentally-responsible way ERT services represent an innovative solution designed to meet the evolving and increasingly complex needs of utility customers Charah manages the sites' remediation requirements benefiting the communities and lowering the utility customers' cost Environmental Risk Transfer Services According to the EIA, between 2010 and the first quarter of 2019, U.S. power companies announced the retirement of more than 546 coal-fired power plants, totaling approximately 102 gigawatts of generating capacity; there are plans to retire another 17 gigawatts of coal-fired capacity by 2025

Coal-Fired Power Plants Process Coal-fired power plants have significant and recurring environmental management needs associated with their waste byproducts which can also be leveraged as sales offerings for various industrial purposes including concrete products and cement Scrubber Sludge / Synthetic Sludge Scrubber sludge boasts a higher purity than mined gypsum which makes it more marketable in the manufacturing of gypsum panel products including interior walls and ceilings Solid Wastes Fly Ash Charah’s EnviroSource ash beneficiation technology enables previously unstable coal ash to be converted into consistent, high-quality fly ash which is sold to concrete producers nationwide Bottom Ash / Boiler Slag Bottom ash holds the second highest utilization rate amongst CCR byproducts utilized by concrete producers nationwide Charah’s Multisource materials network sales locations simplify logistical issues by sourcing coal ash from across the country and delivering it to customers across the country and delivery it—cost effectively—to precisely where customers need it Strong global demand for fly ash has created an ever-increasing addressable market for Charah’s byproduct sales business Commentary

Routine Operations RECURRING SERVICES NEED Byproduct Sales WHAT Recycling of recurring and contracted volumes of coal-fired power generation waste byproducts WHY Coal ash can be recycled as a high-quality, cost-effective raw material substitute (most commonly cement) On-site Landfill Operations WHAT Load, haul and place non-sellable coal-ash at a disposal location either onsite or elsewhere WHY Remove the burdens associated with coal-ash management at the utility level Remediation & Compliance Services WHAT Manage the design, operation, remediation, closure and construction of on-site ash ponds and landfills WHY Conserve virgin resources, decrease landfill disposal and conserve water Coal Power Plant Services Overview WHAT Coordinate all aspects of the ash management operation, from processing to facilitating an economical disposal or beneficial use WHY Coal ash management is mission-critical to the daily operations of power plants as they generally only have 2-3 days of on-site storage capacity Embedded Power Plant Presence Coal Ash Management Sellable Ash Environmental Compliance Requirement Non-Sellable Ash Daily Production CHARAH’S LARGEST GROWTH OPPORTUNITY: Contracts up to 10-years long Only defense against environmental disasters Constant demand that remains long after plants close Charah is positioned with the right customers to win an outsized share of this work in the near-term Clean Closure: Ash removed and relocated to onsite / offsite storage Cap-in- Place: Ash consolidated onsite with engineered synthetic barrier Design & Construction: Planning and execution of new ash ponds Management Process: Oversee all aspects of complex remediation projects